UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

INTELLIGENT PROTECTION MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38717	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

30 Jericho Executive Plaza, Suite 400E Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 967-5120

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IPM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Unit Purchase Agreement

On October 22, 2026 (the “Signing Date”), Intelligent Protection Management Corp., a Delaware corporation (the “Company”), entered into a Unit Purchase Agreement (the “Purchase Agreement”), by and among the Company, Advanced Technology Distributors Inc., a California corporation (“AdTech”), AdTech IT LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of AdTech (“JVCo”), and the stockholders of AdTech signatory thereto (collectively, the “Stockholders”), pursuant to which the Company agreed to, subject to certain conditions and in a series of two closings (as further described below), (i) initially acquire 49% of the issued and outstanding membership interests of JVCo and (ii) subsequently acquire all of the remaining issued and outstanding membership interests of JVCo, in each case pursuant to and subject to the terms of the Purchase Agreement.

AdTech provides information technology, telecommunications, connectivity and managed services to small and medium-sized businesses throughout central and northern California and beyond.

Transaction Structure

Prior to the Signing Date, AdTech formed JVCo as a wholly owned subsidiary. Pursuant to the Purchase Agreement, at the initial closing (the “First Closing”), which is expected to occur promptly following approval by the California Public Utilities Commission (“CPUC”) of a Tier 2 Advice Letter relating to the transfer of AdTech’s competitive local exchange carrier license (the “CLEC License”) to JVCo (the “Tier 2 Advice Letter Approval”), (i) AdTech will contribute all of its assets related to its business of providing information technology, telecommunications, connectivity, managed services and related infrastructure solutions, including, among others, accounts receivable, inventory and supplies, personal property, intellectual property, contracts and customer lists relating to such business (collectively, the “Business”), to JVCo pursuant to a contribution agreement (the “Contribution”), (ii) AdTech will sell to the Company, free and clear of all liens, 49% of the issued and outstanding membership interests of JVCo (the “First Closing Interests”) in exchange for the Initial Cash Consideration (defined below), and (iii) the Company and AdTech will enter into an amended and restated limited liability company agreement of JVCo (the “A&R LLC Agreement”) governing their respective rights and obligations as members of JVCo (the transactions described in clauses (i), (ii) and (iii), the “First Closing Transactions”).

Pursuant to the Purchase Agreement, at a subsequent closing (the “Final Closing”), which is expected to occur promptly following the CPUC’s approval of a change-of-control filing related to the CLEC License (the “CLEC License Change of Control Approval”), AdTech will sell to the Company, free and clear of all liens, the remaining 51% of the issued and outstanding membership interests of JVCo (the “Final Closing Interests” and, together with the First Closing Interests, the “Purchased Interests”) in exchange for the Remaining Cash Consideration, the Seller Note, the Stock Consideration, if any, and the Earnout Payment (each defined below) (the “Final Closing Transactions” and, together with the First Closing Transactions, the “Transactions”). Following the Final Closing, JVCo will become a direct, wholly owned subsidiary of the Company.

Transaction Consideration and Potential Earnout

Pursuant to the Purchase Agreement, as consideration for the First Closing Transactions, the Company agreed to pay an amount in cash equal to $750,000 (the “Initial Cash Consideration”), which is subject to customary purchase price adjustments as set forth in the Purchase Agreement, including a working capital adjustment. The Company will escrow (i) $490,000 from amounts otherwise payable at the First Closing as security for any indemnification obligations of AdTech and the Stockholders under the Purchase Agreement and (ii) $50,000 as security for any purchase price adjustment obligations of AdTech and the Stockholders related to the First Closing. No portion of the Initial Cash Consideration was paid on the Signing Date.

As consideration for the Final Closing Transactions, the Company agreed to (i) pay an amount in cash equal to $1,250,000, which is subject to customary purchase price adjustments as set forth in the Purchase Agreement, including a working capital adjustment (the “Remaining Cash Consideration”) and (ii) issue a secured promissory note in the aggregate principal amount of $600,000, which note shall have such terms as to be negotiated between the Company and AdTech between the First Closing and the Final Closing (the “Seller Note”). The Company will escrow from the Remaining Cash Consideration an amount calculated as a percentage of the Final Closing Target Working Capital (as set forth in the Purchase Agreement) as security for any purchase price adjustment obligations of AdTech and the Stockholders related to the Final Closing. At the Company’s election, up to $500,000 of the Remaining Cash Consideration may be paid in shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), with the number of shares determined by dividing the elected dollar amount by the greater of $1.00 per share and the 60-day volume-weighted average price of the Common Stock on The Nasdaq Capital Market as of the close of trading on the day prior to the Final Closing (the “Stock Consideration”).

In addition to the Remaining Cash Consideration and the Seller Note, the Purchase Agreement provides that AdTech will be entitled to receive an amount in cash of up to $100,000 (the “Earnout Payment”) based on the revenue performance of JVCo attributable to existing AdTech customers for the 2027 fiscal year relative to a 2026 fiscal year revenue baseline (subject to adjustment if the Final Closing has not occurred on or before March 31, 2027, as provided in the Purchase Agreement). The Earnout Payment, which is payable within 30 days following the date the Earnout Payment is determined, is subject to customary calculation procedures, dispute resolution mechanics and restrictions on payment to the extent the Company’s debt financing agreements or applicable law prohibit such payment.

Conditions to the Transactions

The First Closing is subject to various conditions, including, among others, (i) the absence of a Material Adverse Effect (as defined in the Purchase Agreement), (ii) completion of the Contribution, (iii) execution and delivery of the A&R LLC Agreement, and (iv) the receipt of the Tier 2 Advice Letter Approval.

The Final Closing is subject to various conditions, including, among others, (i) receipt of the CLEC License Change of Control Approval, (ii) consummation of the First Closing, (iii) the absence of a Material Adverse Effect, and (iv) compliance with the A&R LLC Agreement during the Second Interim Period (defined below).

Interim Governance

Pursuant to the Purchase Agreement, during the period between the Signing Date and the First Closing (the “First Interim Period”), AdTech will continue to conduct the Business in the ordinary course consistent with past practice and will be subject to various customary interim operating covenants, including, among others, restrictions on incurring indebtedness, disposing of material assets, amending material contracts and making capital expenditures above agreed thresholds, in each case without the prior written consent of the Company.

Pursuant to the Purchase Agreement, during the period between the First Closing and the Final Closing (the “Second Interim Period” and, together with the First Interim Period, the “Interim Periods”), AdTech will retain the power and authority to direct and control the operations of JVCo and the Business in accordance with the A&R LLC Agreement, and the Company’s rights with respect to JVCo will be limited to those set forth therein. AdTech will continue to conduct the Business in the ordinary course consistent with past practice and will be subject to the obligation to comply in all respects with the governance and consent provisions of the A&R LLC Agreement and to cooperate with the Company in obtaining the CLEC License Change of Control Approval.

Termination Rights

The Purchase Agreement grants both the Company and AdTech certain termination rights with respect to the First Closing, including, among other things, if the First Closing has not occurred by March 31, 2027, subject to certain conditions. Following the First Closing, either party may terminate such party’s obligations to consummate the Final Closing, including, among other things, if the Final Closing has not occurred within 12 months after the First Closing (as the parties may extend by mutual written agreement). In the event either party terminates the Purchase Agreement prior to the First Closing, neither party thereto will owe a termination fee or otherwise incur a liability to any other party under or relating to the Purchase Agreement. In the event that either party terminates the Purchase Agreement during the Second Interim Period, the parties will follow the repurchase, unwind, exit or similar process set forth in the A&R LLC Agreement.

Other Terms of the Purchase Agreement

The Purchase Agreement contains customary representations and warranties from the Company, AdTech, JVCo and the Stockholders, and each party has agreed to covenants, including, among others, covenants relating to (i) the conduct of the Business during the Interim Periods, (ii) the obligation to use commercially reasonable efforts to obtain all governmental consents, approvals and authorizations necessary to consummate the Transactions, including, among others, the Tier 2 Advice Letter Approval and the CLEC License Change of Control Approval, and (iii) access to information and cooperation with respect to regulatory filings. In addition, the parties agreed to a “no shop” provision that prohibits AdTech, JVCo and the Stockholders from soliciting, facilitating or entering into alternative acquisition proposals. The Purchase Agreement also includes customary non-competition and non-solicitation provisions applicable to AdTech and the Stockholders. In addition, the parties each have customary indemnification obligations and rights under the terms of the Purchase Agreement.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (the “Current Report”) and incorporated herein by reference.

The Purchase Agreement has been included as an exhibit hereto solely to provide investors and securityholders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company, AdTech, JVCo or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors and securityholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, AdTech, JVCo or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public reports. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, AdTech and JVCo that is or will be contained in, or incorporated by reference into, the documents that the Company files or has filed with the Securities and Exchange Commission (the “SEC”).

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report relating to the issuance of the Stock Consideration is incorporated by reference herein. The Common Stock that may be issued as Stock Consideration will not initially be registered under the Securities Act of 1933, as amended (the “Securities Act”). Such issuance, if any, will be undertaken in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 22, 2026, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information included under Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements contained in this Current Report constitute “forward-looking statements” as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and variations of such words and similar expressions are intended to identify such forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Forward-looking statements in this Current Report may include, but are not limited to, statements relating to (i) the Transactions and their expected terms, timing and closing, including receipt of the Tier 2 Advice Letter Approval, the CLEC License Change of Control Approval and satisfaction of other customary closing conditions, (ii) expectations regarding the Company’s ability to effectively integrate the Business and operations of JVCo following the consummation of the Transactions, (iii) the continued listing of the Company’s Common Stock on The Nasdaq Capital Market and (iv) expectations of future plans, priorities, focus and benefits of the Transactions. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, including but not limited to (i) the ability of the parties to consummate the Transactions in a timely manner or at all, (ii) satisfaction of the conditions precedent to consummation of the Transactions, including the ability to secure the Tier 2 Advice Letter Approval and the CLEC License Change of Control Approval in a timely manner or at all, (iii) the possibility of litigation relating to the Transactions and (iv) other risks described in the Company’s SEC filings. The Company does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise, except as required by applicable securities laws. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1#	Unit Purchase Agreement, dated as of October 22, 2026, by and among Intelligent Protection Management Corp., Advanced Technology Distributors Inc., AdTech IT LLC and the stockholders of Advanced Technology Distributors Inc. named therein.
99.1	Press Release of Intelligent Protection Management Corp., dated October 22, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026

INTELLIGENT PROTECTION MANAGEMENT CORP.

	By:	/s/ Jason Katz
Jason Katz
Chief Executive Officer